SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                           ------------------

                               FORM 8-K/A

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     March 12, 2002
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                               INFE, INC.
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           (Exact name of registrant as specified in its charter)


       Florida                    000-28729            11-3144463
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(State or other jurisdiction     (Commission        (I.R.S. Employer
 of incorporation)               File Number)      Identification No.)


                        7787 Leesburg Pike Suite 200
                           Falls Chruch, VA  22043
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            (Address of principal executive office)    (Zip code)


      Registrant's telephone number including area code: (703) 734-5650
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        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


Exhibits
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Exhibit
  No.										Page

  1.1     Letter dated March 12, 2002 of
          Rachlin Cohen & Holtz, LLP.............................3


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ITEM 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

     Rachlin Cohen & Holz LLP, has been terminated as the Company's independent certified public accountants effective February
     14, 2002.

     Bagell, Josephs & Company, LLC has been engaged on February
     14, 2002 as the Company's independent certified public accountants.

     The decision to change accountants was approved by the Company's board of directors.

     There were no disagreements between the Company and Rachlin
     Cohen & Holtz, LLP. on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures in connection with the audit for the fiscal year ending November 30, 2000 and financial statements filed in form 10-QSB for subsequent interim periods preceding such termination. Furthermore, Rachlin Cohen & Holtz, LLP's report for the year ended November 30, 2000 did not contain any adverse opinion, or disclaimer of opinion, nor was the report qualified or modified as to audit scope or accounting principles. The report, however, was modified as to the Company's ability to continue as a going concern.


SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                INFE.COM, INC.
                                Registrant


Date:  March 12, 2002	     	By:  /s/ Thomas Richfield
                                   --------------------------
                                   Thomas Richfield, CEO


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